SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         Date of Report: August 28, 2002



                            OAK HILL FINANCIAL, INC.
             (Exact Name of Registrant as specified in its charter)




    Ohio                          0-26876                     31-1010517
---------------           --------------------------     ---------------------
(State or other           (Commission File No.)             (IRS Employer
jurisdiction of                                             Identification
incorporation or                                                Number)
organization)




                              14621 State Route 93
                               Jackson, Ohio 44640
                                 (740) 286-3283
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)





                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On August 26, 2002, Oak Hill Financial, Inc., (the "Company") issued a news release announcing the appointment of Ralph E. "Gene" Coffman, Jr. as President and Chief Administrative Officer of the Company effective January 1, 2003. The Company also announced that current President John D. Kidd will assume the Chairman's title and remain as the Company's CEO. The information contained in the news release, which is attached as Exhibit 99 to this Form 8-K, is incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

             Exhibit No.                           Description



                 99 Press release of Oak Hill Financial, Inc., dated August 26, 2002, announcing the appointment of Ralph E. "Gene" Coffman, Jr. as President and Chief Administrative Officer of the Company effective January 1, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OAK HILL FINANCIAL, INC.



Date:  August 28, 2002                    By:    /s/ H. Tim Bichsel
                                             ---------------------------------
                                          H. Tim Bichsel, Secretary

                                  EXHIBIT INDEX


             Exhibit No.                           Description



                 99 Press release of Oak Hill Financial, Inc., dated August 26, 2002, announcing the appointment of Ralph E. "Gene" Coffman, Jr. as President and Chief Administrative Officer of the Company effective January 1, 2003.